UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 12, 2011 (December 6, 2011)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Second Amended and Restated Credit Agreement

On December 6, 2011, Magnum Hunter Resources Corporation (the “Company”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Second Amended and Restated Credit Agreement, as amended (the “Credit Agreement”), by and among the Company, the Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto.

The Credit Agreement provides for an asset-based, senior secured revolving credit facility (the “Revolving Facility”) maturing April 13, 2016, with a previously existing borrowing base of $167.5 million. The Revolving Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves, and based on such redeterminations, the borrowing base may be decreased or may be increased up to a maximum commitment level of $250 million.

Pursuant to the Fourth Amendment, and based on an increase in the Company’s proved reserves as of September 30, 2011, the Company’s borrowing base was increased to $200 million from $167.5 million. The Fourth Amendment also:

(i) amended the definition of EBITDAX by restarting the annualization concept of the calculation of EBITDAX beginning with the three months ending December 31, 2011 and continuing through June 30, 2012, so that EBITDAX for each quarter within such period is annualized based on the EBITDAX for the most recently ended quarters within such period;

(ii) modified the financial covenant that currently requires the Company to maintain a ratio of total debt to EBITDAX not to exceed 4.00 to 1.00 by increasing such ratio to 4.25 to 1.00 for the three months ending December 31, 2011; such ratio will revert back to 4.00 to 1.00 beginning with the three months ending March 31, 2012;

(iii) amended the restrictions on hedging transactions which limit the notional volumes of such hedges to certain maximum percentages of the Company’s most recent production from its oil and gas properties for periods following the period in which the hedge is in effect; and

(iv) amended the minimum borrowing base availability required to make preferred share cash dividends to equal the greater of $5 million or 2.5% of the borrowing base then in effect under the Credit Agreement.

The Fourth Amendment also amended certain other provisions of the Credit Agreement as set forth therein.

First Amendment to Second Lien Credit Agreement

On December 6, 2011, the Company entered into the First Amendment (the “First Amendment”) to the Second Lien Term Loan Credit Agreement (the “Second Lien Credit Agreement”), by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto.

The Second Lien Credit Agreement provides for a term loan credit facility (the “Term Loan Facility”) maturing on October 16, 2016, in an aggregate principal amount of $100 million, which was fully drawn on December 6, 2011. Amounts repaid under the Term Loan Facility may not be redrawn in the future.

The First Amendment:

(i) amended the definition of EBITDAX by restarting the annualization concept of the calculation of EBITDAX beginning with the three months ending December 31, 2011 and continuing through June 30, 2012, so that EBITDAX for each quarter within such period is annualized based on the EBITDAX for the most recently ended quarters within such period;

(ii) modified the financial covenant that currently requires the Company to maintain a ratio of total debt to EBITDAX not to exceed 4.75 to 1.00 by increasing such ratio to 5.00 to 1.00 for the three months ending December 31, 2011; such ratio will revert back to 4.75 to 1.00 beginning with the three months ending March 31, 2012;

(iii) amended the restrictions on hedging transactions which limit the notional volumes of such hedges to certain maximum percentages of the Company’s most recent production from its oil and gas properties for periods following the period in which the hedge is in effect; and

(iv) amended the minimum liquidity test required to make preferred share cash dividends to equal the greater of $5 million or 2.5% of the borrowing base then in effect under the Credit Agreement.

The First Amendment also amended certain other provisions of the Second Lien Credit Agreement as set forth therein.

The foregoing descriptions of the Fourth Amendment, First Amendment, Credit Agreement and Second Lien Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of these agreements. The Fourth Amendment and First Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 14, 2011. Copies of the First Amendment to the Credit Agreement, Second Amendment to the Credit Agreement and Third Amendment to the Credit Agreement were filed as Exhibits 10.1, 10.1 and 10.2 to Current Reports on Form 8-K filed with the SEC on July 19, 2011, August 18, 2011 and October 4, 2011, respectively. A copy of the Second Lien Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on October 4, 2011.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure under Item 1.01 of this Form 8-K is also incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

     On December 7, 2011, the Company issued a press release announcing the expansion of its senior credit facilities as set forth in the Fourth Amendment and First Amendment. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall each be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Fourth Amendment to Second Amended and Restated Credit Agreement, dated December 6, 2011, by and among the Company, the Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto*

10.2	First Amendment to Second Lien Credit Agreement, dated December 6, 2011, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto*

99.1	Press Release of Magnum Hunter Resources Corporation Announcing Expansion of Senior Credit Facilities, dated December 7, 2011

*	The exhibits and the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION
Date: December 12, 2011	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fourth Amendment to Second Amended and Restated Credit Agreement, dated December 6, 2011, by and among the Company, the Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto*

10.2	First Amendment to Second Lien Credit Agreement, dated December 6, 2011, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto*

99.1	Press Release of Magnum Hunter Resources Corporation Announcing Expansion of Senior Credit Facilities, dated December 7, 2011

*	The exhibits and the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.